Prospectus supplement	February 18, 2011

Putnam VT Global Equity Fund Prospectuses dated April 30, 2010

The sub-section Your fund’s management in the Fund summary or Fund summaries section is deleted in its entirety and replaced with the following disclosure:

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2011

The section Who oversees and manages the fund? or Who oversees and manages the funds? is supplemented to reflect that Darren Jaroch is now primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Jaroch joined the fund in 2011. From 1999 to present, he has been employed by Putnam Management as a Portfolio Manager.

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